                                                                    EXHIBIT 99.1

                             AMERICREDIT CORPORATION

                         COMPOSITION OF THE RECEIVABLES
                                 2002-C Full Cut
                                     8/9/02*

                                                   New                                Used                          Total
                                        ----------------------               ----------------------          ------------------
Aggregate Principal Balance                    $549,468,729.04                      $750,531,225.52           $1,299,999,954.56

Number of Receivables in Pool                           27,869                               52,975                      80,844

Percent of Pool by Principal Balance                     42.27%                               57.73%                     100.00%

Average Principal Balance                           $19,716.13                           $14,167.65                  $16,080.35
     Range of Principal Balances        ($348.73 to $57,865.39)              ($252.55 to $54,939.62)

Weighted Average APR                                     16.67%                               18.39%                      17.66%
     Range of APRs                             (7.50% to 26.50%)                    (7.42% to 29.99%)

Weighted Average Remaining Term                             65                                   59                          61
     Range of Remaining Terms                  (3 to 72 months)                     (3 to 72 months)

Weighted Average Original Term                              67                                   61                          64
     Range of Original Terms                  (12 to 72 months)                    (12 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                        Aggregate Principal
                        Balance as of Cutoff       Percent of Aggregate            Number of           Percent of Number of
   APR Range (1)                Date               Principal Balance (2)          Receivables             Receivables (2)
 -----------------     ----------------------     -----------------------       --------------        ----------------------
    7.000%-7.999%              337,727.19                 0.03%                         17                     0.02%
    8.000%-8.999%            1,019,761.04                 0.08%                         46                     0.06%
    9.000%-9.999%           11,288,132.83                 0.87%                        597                     0.74%
  10.000%-10.999%           18,068,147.26                 1.39%                        826                     1.02%
  11.000%-11.999%           26,062,630.00                 2.00%                      1,310                     1.62%
  12.000%-12.999%           55,757,827.39                 4.29%                      2,890                     3.57%
  13.000%-13.999%           57,174,557.90                 4.40%                      2,904                     3.59%
  14.000%-14.999%           86,977,249.78                 6.69%                      4,361                     5.39%
  15.000%-15.999%          109,797,677.56                 8.45%                      5,748                     7.11%
  16.000%-16.999%          151,218,819.95                11.63%                      8,004                     9.90%
  17.000%-17.999%          242,966,937.94                18.69%                     14,411                    17.83%
  18.000%-18.999%          157,788,346.23                12.14%                     10,533                    13.03%
  19.000%-19.999%          115,791,170.66                 8.91%                      7,808                     9.66%
  20.000%-20.999%          117,323,758.67                 9.02%                      8,826                    10.92%
  21.000%-21.999%           72,801,934.12                 5.60%                      5,941                     7.35%
  22.000%-22.999%           42,617,583.77                 3.28%                      3,591                     4.44%
  23.000%-23.999%           24,061,227.75                 1.85%                      2,161                     2.67%
  24.000%-24.999%            7,406,609.65                 0.57%                        713                     0.88%
  25.000%-25.999%              941,514.62                 0.07%                         97                     0.12%
  26.000%-26.999%              348,763.36                 0.03%                         32                     0.04%
  27.000%-27.999%              131,173.45                 0.01%                         16                     0.02%
  28.000%-28.999%               73,659.52                 0.01%                          7                     0.01%
  29.000%-29.999%               44,743.92                 0.00%                          5                     0.01%
                       ----------------------     -----------------------       --------------        ----------------------
TOTAL                   $1,299,999,954.56               100.00%                     80,844                   100.00%
                       ======================     =======================       ==============        ======================

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2) Percentages may not add to 100% because of rounding.

* RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.

                             AMERICREDIT CORPORATION

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                                 2002-C Full Cut
                                     8/9/02*

                                Aggregate Principal
                                Balance as of Cutoff       Percent of Aggregate             Number of    Percent of Number of
       State                             Date              Principal Balance (1)           Receivables      Receivables (1)
----------------------        ----------------------      ------------------------       --------------- ----------------------
Alabama                                25,466,695.36              1.96%                      1,514              1.87%
Arizona                                44,707,217.41              3.44%                      2,614              3.23%
Arkansas                                3,781,424.08              0.29%                        214              0.26%
California                            169,750,844.71             13.06%                      9,797             12.12%
Colorado                               17,434,223.42              1.34%                      1,052              1.30%
Connecticut                            12,960,668.32              1.00%                        876              1.08%
Delaware                                4,902,842.81              0.38%                        342              0.42%
District of Columbia                    2,680,206.41              0.21%                        155              0.19%
Florida                               109,837,344.08              8.45%                      6,690              8.28%
Georgia                                40,516,505.67              3.12%                      2,454              3.04%
Idaho                                   2,817,178.80              0.22%                        210              0.26%
Illinois                               42,770,185.92              3.29%                      2,669              3.30%
Indiana                                22,569,353.27              1.74%                      1,486              1.84%
Iowa                                    5,138,309.42              0.40%                        344              0.43%
Kansas                                 12,898,355.23              0.99%                        779              0.96%
Kentucky                               17,446,480.33              1.34%                      1,156              1.43%
Louisiana                              25,724,600.18              1.98%                      1,513              1.87%
Maine                                   5,260,375.28              0.40%                        372              0.46%
Maryland                               29,986,225.32              2.31%                      1,878              2.32%
Massachusetts                          16,985,036.73              1.31%                      1,179              1.46%
Michigan                               34,118,152.50              2.62%                      2,242              2.77%
Minnesota                              17,438,738.69              1.34%                      1,119              1.38%
Mississippi                            10,300,804.86              0.79%                        637              0.79%
Missouri                               16,793,783.04              1.29%                      1,108              1.37%
Nebraska                                3,963,218.26              0.30%                        253              0.31%
Nevada                                 17,950,593.19              1.38%                      1,060              1.31%
New Hampshire                           4,180,874.87              0.32%                        305              0.38%
New Jersey                             36,060,183.29              2.77%                      2,339              2.89%
New Mexico                             11,003,481.57              0.85%                        720              0.89%
New York                               54,450,292.18              4.19%                      3,736              4.62%
North Carolina                         39,749,087.56              3.06%                      2,449              3.03%
Ohio                                   49,085,302.78              3.78%                      3,292              4.07%
Oklahoma                               14,783,179.19              1.14%                        949              1.17%
Oregon                                  7,358,512.57              0.57%                        477              0.59%
Pennsylvania                           57,361,233.43              4.41%                      3,949              4.88%
Rhode Island                            3,793,335.87              0.29%                        274              0.34%
South Carolina                         15,230,483.39              1.17%                      1,012              1.25%
South Dakota                            1,678,809.94              0.13%                        122              0.15%
Tennessee                              19,650,227.84              1.51%                      1,205              1.49%
Texas                                 182,397,903.18             14.03%                     10,466             12.95%
Utah                                    4,029,263.12              0.31%                        263              0.33%
Vermont                                 2,829,560.73              0.22%                        204              0.25%
Virginia                               32,644,756.64              2.51%                      2,159              2.67%
Washington                             19,614,172.40              1.51%                      1,240              1.53%
West Virginia                           9,339,846.53              0.72%                        613              0.76%
Wisconsin                              15,523,135.96              1.19%                      1,011              1.25%
Wyoming                                 1,910,501.40              0.15%                        117              0.14%
Other (2)                               3,126,446.83              0.24%                        229              0.28%
                              --------------------------    ---------------------       --------------- -----------------------
TOTAL                               1,299,999,954.56            100.00%                     80,844            100.00%
                              ==========================    =====================       =============== =======================

----------
(1) Percentages may not add to 100% because of rounding.
(2) States with principal balances less than $1,000,000.

* RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.